UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 6-K/A

(Amendment No. 1)

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of March 2025

Commission file number 001-39355

BROOKFIELD RENEWABLE CORPORATION

(Exact name of Registrant as specified in its charter)

250 Vesey Street, 15th Floor

New York, New York 10281

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒   Form 40-F ☐

EXPLANATORY NOTE

Brookfield Renewable Corporation is submitting this Amendment No. 1 on Form 6-K/A (“Amendment No. 1”) to amend its original report on Form 6-K, which was filed using the EDGAR format type 8-K12B with the Securities and Exchange Commission on December 27, 2024 (the “Initial Report”). The sole purpose of this Amendment No. 1 is to refile the report in its entirety as a Form 8-K12G3. There are no other changes to the Initial Report other than to reflect the foregoing.

Purpose of the Filing

Brookfield Renewable Corporation (formerly 1505127 B.C. Ltd.), a company incorporated under the laws of British Columbia, Canada (“New BEPC”), is filing this Report on Form 6-K pursuant to Rule 12g-3(f) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) in connection with the December 24, 2024 closing of the reorganization (the “Arrangement”) with Brookfield Renewable Holdings Corporation (formerly Brookfield Renewable Corporation) (“Old BEPC”). Pursuant to Rule 12g-3(a) under the Exchange Act, New BEPC is a “successor issuer” to Old BEPC which has historically filed periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission (the “SEC”) (File No. 001-39355). As Old BEPC’s class A exchangeable subordinate voting shares (the “Old BEPC Shares”) were registered under Section 12(b) of the Exchange Act, New BEPC’s class A exchangeable subordinate voting shares (the “New BEPC Shares”) are now deemed registered under that section of the Exchange Act. Accordingly, as of the date hereof, New BEPC is required to and will file periodic reports under the Exchange Act.

Old BEPC and New BEPC are each a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act).

Background and Succession Pursuant to Rule 12g-3(a)

On December 24, 2024, pursuant to a court approved plan of arrangement under section 288 of the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), holders of Old BEPC Shares, other than members of the Brookfield Group (as defined in the BEPC Circular (as defined below), received New BEPC Shares in exchange for their Old BEPC Shares on a one-for-one basis. In connection with the Arrangement, Old BEPC issued approximately 145 million New BEPC Shares. The New BEPC Shares issued in exchange for Old BEPC Shares under the Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof. Following completion of the Arrangement, the board of directors of New BEPC will initially be identical to the board of directors of Old BEPC as of the date of the BEPC Circular. New BEPC also expects that the initial executive officers of the New BEPC will be the same executive officers of Old BEPC.

The Old BEPC Shares are listed on the Toronto Stock Exchange (the “TSX”) under the trading symbol “BEPC”. It is anticipated that on December 30, 2024: (a) the Old BEPC Shares will be suspended from trading on the New York Stock Exchange (the “NYSE”); and (b) the New BEPC Shares will be listed and commence trading on the NYSE under the trading symbol “BEPC”. In addition, the NYSE has informed Old BEPC that it will file with the SEC a notification on Form 25 to remove Old BEPC Shares from registration under Section 12(b) of the Exchange Act.

The foregoing description of the Arrangement is qualified in its entirety by reference to the Management Proxy Circular of Old BEPC, dated October 23, 2024 (the “BEPC Circular”), as furnished to the SEC under cover of Form 6-K on November 1, 2024 and incorporated herein by reference.

EXHIBIT LIST

Exhibit	Title

3.1*	Articles of Incorporation of Brookfield Renewable Corporation (formerly 1505127 B.C. Ltd.)

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD RENEWABLE CORPORATION

Date: March 6, 2025	By:	/s/ Jennifer Mazin
Name: Jennifer Mazin
Title: Co-President, General Counsel and Corporate Secretary